UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2023

I-ON DIGITAL CORP.
  (Exact Name of Registrant as Specified in its Charter)

Delaware	000-54995	46-3031328
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1244 N. Stone St. Unit #3, Chicago, IL 60610
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (866) 440-2278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IONI	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

On February 1, 2023, I-On Digital Corp (the “Company”) accepted the resignations of Jae Cheol Oh, as the Chief Executive Officer, Treasurer and Chairman and  Jae Ho Cho, Hong Rae Kim, Eugene Hong, Jean Koh and Charlie Baik as directors of the Company.

To fill the vacancies created by these resignations,  Carlos X. Montoya was appointed to the Board of Directors on February 1, 2023.  Mr. Montoya was also appointed as the Company’s President and  Rod Smith was appointed Secretary of the Company, both effective immediately.

Company Management Biographies

Carlos X. Montoya, 64, the former President and CEO of Republic Bank of Chicago (current assets: $2.2B), is the Founder and Managing Member of Tall Ship Resource Development LLC and its affiliate, Tall Ship Partners Fund, LLC (www.tallshippartnersfund.com) each is engaged in the development of U.S. and global markets, product & service enhancements, and expanded asset circulation opportunities for the Orebits Digital Asset. Mr. Montoya also serves as the Manager and Founder of MCM Advisors, LLC, a Bank and Financial Service-Bureau platform specializing in institutional level Banking, Capital and Strategic Advisory services. MCM is recognized for achieving several marketplace firsts in establishing an institutional-level Financial Ecosystem for the Orebits Digital Asset, incorporating a highly-secure Distributed Ledger Platform with Global Custody & Treasury Management Services enabled by a Blockchain interface for institutional level transaction capture, monitoring and reporting.

Rod Smith, 67, has amassed extensive executive leadership, market development expertise, and acumen along his entrepreneurial path, including negotiating and closing multi-million-dollar commercial real estate transactions and serving as the Founder and CEO of a public company that became a billion-dollar company

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2023	I-ON DIGITAL CORP.

	By:	/s/ Carlos X. Montoya
		Name:	Carlos X. Montoya
		Title:	President